Exhibit 24.1

POWER OF ATTORNEY

(Registration Statement on Form S-3)

The undersigned, an officer and/or director of Pope & Talbot, Inc. (the “Company”), constitutes and appoints Michael Flannery and Richard K. Atkinson, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, to do any and all acts and things and execute in his name, one or more Form S-3 Registration Statements under the Securities Act of 1933 (the “Act”), prepared in connection with the registration and issuance of up to an aggregate principal amount of $100,000,000 of common stock, preferred stock and debt securities of the Company, and any and all amendments (including post-effective amendments, exhibits thereto and other documents in connection therewith) thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto the attorneys and agents, and each of them, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as the undersigned might or could do in person, and the undersigned hereby ratifies and confirms all that the attorneys and agents, and each of them, shall do or cause to be done under this power of attorney. Any one of the attorneys or agents, or their or his substitute or substitutes, shall have, and may exercise, all powers conferred.

Dated: February 27, 2004

/s/ Michael Flannery

Name:    Michael Flannery

POWER OF ATTORNEY

(Registration Statement on Form S-3)

The undersigned, an officer and/or director of Pope & Talbot, Inc. (the “Company”), constitutes and appoints Michael Flannery and Richard K. Atkinson, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, to do any and all acts and things and execute in his name, one or more Form S-3 Registration Statements under the Securities Act of 1933 (the “Act”), prepared in connection with the registration and issuance of up to an aggregate principal amount of $100,000,000 of common stock, preferred stock and debt securities of the Company, and any and all amendments (including post-effective amendments, exhibits thereto and other documents in connection therewith) thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto the attorneys and agents, and each of them, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as the undersigned might or could do in person, and the undersigned hereby ratifies and confirms all that the attorneys and agents, and each of them, shall do or cause to be done under this power of attorney. Any one of the attorneys or agents, or their or his substitute or substitutes, shall have, and may exercise, all powers conferred.

Dated: March 3, 2004

/s/ Richard K. Atkinson

Name:    Richard K. Atkinson

POWER OF ATTORNEY

(Registration Statement on Form S-3)

The undersigned, an officer and/or director of Pope & Talbot, Inc. (the “Company”), constitutes and appoints Michael Flannery and Richard K. Atkinson, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, to do any and all acts and things and execute in his name, one or more Form S-3 Registration Statements under the Securities Act of 1933 (the “Act”), prepared in connection with the registration and issuance of up to an aggregate principal amount of $100,000,000 of common stock, preferred stock and debt securities of the Company, and any and all amendments (including post-effective amendments, exhibits thereto and other documents in connection therewith) thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto the attorneys and agents, and each of them, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as the undersigned might or could do in person, and the undersigned hereby ratifies and confirms all that the attorneys and agents, and each of them, shall do or cause to be done under this power of attorney. Any one of the attorneys or agents, or their or his substitute or substitutes, shall have, and may exercise, all powers conferred.

Dated: April 2, 2004

/s/ Gerald L. Brickey

Name:    Gerald L. Brickey

POWER OF ATTORNEY

(Registration Statement on Form S-3)

The undersigned, an officer and/or director of Pope & Talbot, Inc. (the “Company”), constitutes and appoints Michael Flannery and Richard K. Atkinson, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, to do any and all acts and things and execute in his name, one or more Form S-3 Registration Statements under the Securities Act of 1933 (the “Act”), prepared in connection with the registration and issuance of up to an aggregate principal amount of $100,000,000 of common stock, preferred stock and debt securities of the Company, and any and all amendments (including post-effective amendments, exhibits thereto and other documents in connection therewith) thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto the attorneys and agents, and each of them, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as the undersigned might or could do in person, and the undersigned hereby ratifies and confirms all that the attorneys and agents, and each of them, shall do or cause to be done under this power of attorney. Any one of the attorneys or agents, or their or his substitute or substitutes, shall have, and may exercise, all powers conferred.

Dated: February 25, 2004

/s/ Gordon P. Andrews

Name:    Gordon P. Andrews

POWER OF ATTORNEY

(Registration Statement on Form S-3)

The undersigned, an officer and/or director of Pope & Talbot, Inc. (the “Company”), constitutes and appoints Michael Flannery and Richard K. Atkinson, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, to do any and all acts and things and execute in his name, one or more Form S-3 Registration Statements under the Securities Act of 1933 (the “Act”), prepared in connection with the registration and issuance of up to an aggregate principal amount of $100,000,000 of common stock, preferred stock and debt securities of the Company, and any and all amendments (including post-effective amendments, exhibits thereto and other documents in connection therewith) thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto the attorneys and agents, and each of them, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as the undersigned might or could do in person, and the undersigned hereby ratifies and confirms all that the attorneys and agents, and each of them, shall do or cause to be done under this power of attorney. Any one of the attorneys or agents, or their or his substitute or substitutes, shall have, and may exercise, all powers conferred.

Dated: February 25, 2004

/s/ David J. Barram

Name:    David J. Barram

POWER OF ATTORNEY

(Registration Statement on Form S-3)

The undersigned, an officer and/or director of Pope & Talbot, Inc. (the “Company”), constitutes and appoints Michael Flannery and Richard K. Atkinson, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, to do any and all acts and things and execute in his name, one or more Form S-3 Registration Statements under the Securities Act of 1933 (the “Act”), prepared in connection with the registration and issuance of up to an aggregate principal amount of $100,000,000 of common stock, preferred stock and debt securities of the Company, and any and all amendments (including post-effective amendments, exhibits thereto and other documents in connection therewith) thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto the attorneys and agents, and each of them, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as the undersigned might or could do in person, and the undersigned hereby ratifies and confirms all that the attorneys and agents, and each of them, shall do or cause to be done under this power of attorney. Any one of the attorneys or agents, or their or his substitute or substitutes, shall have, and may exercise, all powers conferred.

Dated: February 27, 2004

/s/ Charles Crocker

Name:    Charles Crocker

POWER OF ATTORNEY

(Registration Statement on Form S-3)

The undersigned, an officer and/or director of Pope & Talbot, Inc. (the “Company”), constitutes and appoints Michael Flannery and Richard K. Atkinson, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, to do any and all acts and things and execute in his name, one or more Form S-3 Registration Statements under the Securities Act of 1933 (the “Act”), prepared in connection with the registration and issuance of up to an aggregate principal amount of $100,000,000 of common stock, preferred stock and debt securities of the Company, and any and all amendments (including post-effective amendments, exhibits thereto and other documents in connection therewith) thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto the attorneys and agents, and each of them, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as the undersigned might or could do in person, and the undersigned hereby ratifies and confirms all that the attorneys and agents, and each of them, shall do or cause to be done under this power of attorney. Any one of the attorneys or agents, or their or his substitute or substitutes, shall have, and may exercise, all powers conferred.

Dated: February 23, 2004

/s/ Lionel G. Dodd

Name:    Lionel G. Dodd

POWER OF ATTORNEY

(Registration Statement on Form S-3)

The undersigned, an officer and/or director of Pope & Talbot, Inc. (the “Company”), constitutes and appoints Michael Flannery and Richard K. Atkinson, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, to do any and all acts and things and execute in his name, one or more Form S-3 Registration Statements under the Securities Act of 1933 (the “Act”), prepared in connection with the registration and issuance of up to an aggregate principal amount of $100,000,000 of common stock, preferred stock and debt securities of the Company, and any and all amendments (including post-effective amendments, exhibits thereto and other documents in connection therewith) thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto the attorneys and agents, and each of them, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as the undersigned might or could do in person, and the undersigned hereby ratifies and confirms all that the attorneys and agents, and each of them, shall do or cause to be done under this power of attorney. Any one of the attorneys or agents, or their or his substitute or substitutes, shall have, and may exercise, all powers conferred.

Dated: February 24, 2004

/s/ Robert G. Funari

Name:    Robert G. Funari

POWER OF ATTORNEY

(Registration Statement on Form S-3)

The undersigned, an officer and/or director of Pope & Talbot, Inc. (the “Company”), constitutes and appoints Michael Flannery and Richard K. Atkinson, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, to do any and all acts and things and execute in his name, one or more Form S-3 Registration Statements under the Securities Act of 1933 (the “Act”), prepared in connection with the registration and issuance of up to an aggregate principal amount of $100,000,000 of common stock, preferred stock and debt securities of the Company, and any and all amendments (including post-effective amendments, exhibits thereto and other documents in connection therewith) thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto the attorneys and agents, and each of them, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as the undersigned might or could do in person, and the undersigned hereby ratifies and confirms all that the attorneys and agents, and each of them, shall do or cause to be done under this power of attorney. Any one of the attorneys or agents, or their or his substitute or substitutes, shall have, and may exercise, all powers conferred.

Dated: February 27, 2004

/s/ Kenneth G. Hanna

Name:    Kenneth G. Hanna

POWER OF ATTORNEY

(Registration Statement on Form S-3)

The undersigned, an officer and/or director of Pope & Talbot, Inc. (the “Company”), constitutes and appoints Michael Flannery and Richard K. Atkinson, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, to do any and all acts and things and execute in his name, one or more Form S-3 Registration Statements under the Securities Act of 1933 (the “Act”), prepared in connection with the registration and issuance of up to an aggregate principal amount of $100,000,000 of common stock, preferred stock and debt securities of the Company, and any and all amendments (including post-effective amendments, exhibits thereto and other documents in connection therewith) thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto the attorneys and agents, and each of them, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as the undersigned might or could do in person, and the undersigned hereby ratifies and confirms all that the attorneys and agents, and each of them, shall do or cause to be done under this power of attorney. Any one of the attorneys or agents, or their or his substitute or substitutes, shall have, and may exercise, all powers conferred.

Dated: February 27, 2004

/s/ Robert S. Miller

Name:    Robert S. Miller

POWER OF ATTORNEY

(Registration Statement on Form S-3)

The undersigned, an officer and/or director of Pope & Talbot, Inc. (the “Company”), constitutes and appoints Michael Flannery and Richard K. Atkinson, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, to do any and all acts and things and execute in his name, one or more Form S-3 Registration Statements under the Securities Act of 1933 (the “Act”), prepared in connection with the registration and issuance of up to an aggregate principal amount of $100,000,000 of common stock, preferred stock and debt securities of the Company, and any and all amendments (including post-effective amendments, exhibits thereto and other documents in connection therewith) thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto the attorneys and agents, and each of them, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as the undersigned might or could do in person, and the undersigned hereby ratifies and confirms all that the attorneys and agents, and each of them, shall do or cause to be done under this power of attorney. Any one of the attorneys or agents, or their or his substitute or substitutes, shall have, and may exercise, all powers conferred.

Dated: February 27, 2004

/s/ Peter T. Pope

Name:    Peter T. Pope